UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                      SEPTEMBER 14, 2004 (AUGUST 9, 2004)
                      ------------------------------------

                            DOV PHARMACEUTICAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

       000-49730                                          22-3374365
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(Commission File Number)                       (IRS Employer Identification No.)

       43 HACKENSACK AVENUE
           HACKENSACK, NJ                                     07601
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (201) 968-0980
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

      On August 9, 2004, DOV Pharmaceutical, Inc. announced that an agreement had been reached with an affiliate of Merck & Co., Inc. for the development and commercialization of DOV's novel triple uptake inhibitors for the treatment of depression and related psychiatric disorders, subject to approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. On September 14, 2004, DOV announced the termination of the waiting period required under the Hart-Scott Rodino Act and the closing of the licensing agreement effective as of September 10, 2004. Pursuant to the licensing agreement, DOV received a $35 million up-front licensing payment.

      A copy of the licensing agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is hereby incorporated by reference. The filing of the information included or incorporated by reference in this Item 8.01 of this Current Report is not intended to constitute a determination by registrant that the information is material.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

Exhibit
No.      Description
-------  -----------

10.1 Exclusive License, Development and Commercialization Agreement, dated August 5, 2004, by and between MSD Warwick (Manufacturing) Ltd. and DOV Pharmaceutical, Inc., portions of which are subject to a request for confidential treatment

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DOV PHARMACEUTICAL, INC.


Date:  September 22, 2004               By: /s/ Arnold Lippa
                                           -------------------------------------
                                           Name:  Arnold Lippa
                                           Title: Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit
No.      Description
-------  -----------

10.1 Exclusive License, Development and Commercialization Agreement, dated August 5, 2004, by and between MSD Warwick (Manufacturing) Ltd. and DOV Pharmaceutical, Inc., portions of which are subject to a request for confidential treatment